      [PIONEER LOGO]

       PIONEER
       FUND

      -------------------------
      SEMIANNUAL REPORT 6/30/00
      -------------------------

    TABLE OF CONTENTS
   -----------------------------------------------------------------------------

      Letter from the Chairman                                  1
      Portfolio Summary                                         2
      Performance Update                                        3
      Portfolio Management Discussion                           7
      Schedule of Investments                                  10
      Financial Statements                                     19
      Notes to Financial Statements                            27
      Retirement Plans from Pioneer                            32
      Programs and Services for Pioneer Shareowners            34
      Trustees, Officers and Service Providers                 36

     PIONEER FUND

     --------------------------------
     LETTER FROM THE CHAIRMAN 6/30/00
     --------------------------------

     DEAR SHAREOWNER,
     ---------------------------------------------------------------------------
     For over a year, the Federal Reserve has been trying to suppress inflationary pressures and restrain economic growth in the U.S. by raising short-term interest rates. Because they represent increased costs, higher interest rates cut into corporate profits.

     With the possibility of a slowing economy and an uncertain profit outlook overhanging the stock market, investors shifted from sector to sector in the first half of 2000 looking for attractive opportunities. Heightened stock market volatility was the result. Bonds also lost luster, because existing, lower-paying issues could not compete with the higher rates that now prevail. By summer, we began to see evidence that the Fed's tactics were having some impact, as key statistics hinted at a contraction of the economy's growth rate.

     Volatile markets should not sidetrack your plans for dealing with your essential financial goals. Whatever your long-range needs may be - money for a child's education, funding a comfortable retirement, or some other cherished objective - those needs remain in place no matter what the market may do this week or next month. For that reason, it makes sense to focus your investment strategy beyond interim ups and downs.

     Mid-year is a good time to talk to your financial representative to review what has been happening and to make sure your strategy is intact. Part of that discussion should be devoted to your portfolio's diversification. Do you have a blend of stocks and bonds that you are comfortable with and that can help you meet your goals? Or is it time to make adjustments? Be sure to include your IRAs and other retirement vehicles when you evaluate your overall portfolio.

     I hope you will take time to read the following discussion with John Carey, the portfolio manager of Pioneer Fund. It's an excellent way to understand the Fund's performance during the past six months and to learn what the manager's expectations are for the months ahead. If you have questions or would like more information about your Fund, visit our web site at www.pioneerfunds.com.

     Respectfully,

     /s/ John F. Cogan, Jr.

     John F. Cogan, Jr.
     Chairman and President

     PIONEER FUND

     --------------------------------------------
     PORTFOLIO SUMMARY 6/30/00
     --------------------------------------------

     PORTFOLIO DIVERSIFICATION
     ---------------------------------------------------------------------------
     (As a percentage of total investment portfolio)

                                     [PIE CHART]

     Short-Term Cash Equivalents 1%
     International Common Stocks 2%
     Depositary Receipts for International Stocks 4%
     U.S. Common Stocks 93%

     SECTOR DISTRIBUTION
     ---------------------------------------------------------------------------
     (As a percentage of equity holdings)

                                    [PIE CHART]

     Other 3%
     Basic Materials 3%
     Capital Goods 3%
     Energy 6%
     Communications Services 11%
     Healthcare 12%
     Consumer Staples 12%
     Consumer Cyclicals 12%
     Financial 15%
     Technology 23%

     10 LARGEST HOLDINGS
     ---------------------------------------------------------------------------
     (As a percentage of equity holdings)

       1.  Schering-Plough Corp.           3.33%   6.  U.S. West Communications        1.97%
                                                       Group, Inc.
       2.  Intel Corp.                     2.54    7.  Hewlett-Packard Co.             1.84
       3.  SBC Communications, Inc.        2.52    8.  BellSouth Corp.                 1.58
       4.  Texas Instruments, Inc.         2.46    9.  Motorola Inc.                   1.54
       5.  IBM Corp.                       2.38   10.  Exxon Mobil Corp.               1.53

     Fund holdings will vary for other periods.

     PIONEER FUND

     -----------------------------------------------------------------------
     PERFORMANCE UPDATE 6/30/00                               CLASS A SHARES
     -----------------------------------------------------------------------

    SHARE PRICES AND DISTRIBUTIONS
   -----------------------------------------------------------------------------

     NET ASSET VALUE
        PER SHARE           06/30/00    12/31/99
                            $49.34      $47.60
 DISTRIBUTIONS PER SHARE     INCOME     SHORT-TERM      LONG-TERM
   (12/31/99 - 6/30/00)     DIVIDENDS  CAPITAL GAINS  CAPITAL GAINS
                            $0.080     -              -

    INVESTMENT RETURNS
   -----------------------------------------------------------------------------
    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Fund at public offering price, compared to the growth of the Standard & Poor's 500 Index and the Lipper Growth &
    Income Funds Index.

Growth of $10,000
[mountain chart]

                                                                              STANDARD & POOR'S 500      LIPPER GROWTH & INCOME
                                                      PIONEER FUND*                   INDEX                    FUNDS INDEX
                                                      -------------           ---------------------      ----------------------
6/90                                                     9425                       10000                    10000
6/91                                                     9780                       10738                    10589
                                                        11120                       12174                    12009
                                                        12808                       13825                    13973
6/94                                                    13323                       14025                    14521
                                                        15631                       17673                    17350
                                                        18649                       22253                    21148
6/97                                                    24968                       29960                    27281
                                                        32929                       38980                    33320
                                                        40664                       47826                    37836
6/00                                                    44197                       51279                    37599

[end mountain chart]

AVERAGE ANNUAL TOTAL RETURNS
(As of June 30, 2000)

        PERIOD        NET ASSET VALUE   PUBLIC OFFERING PRICE*
       10 Years           16.71%               16.02%
        5 Years           23.11                21.66
        1 Year             8.69                 2.45

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

    The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Lipper Growth and Income Funds Index reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in either Index.

    Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

     PIONEER FUND

     -----------------------------------------------------------------------
     PERFORMANCE UPDATE 6/30/00                               CLASS B SHARES
     -----------------------------------------------------------------------

    SHARE PRICES AND DISTRIBUTIONS
   -----------------------------------------------------------------------------

     NET ASSET VALUE
        PER SHARE           6/30/00       12/31/99
                            $48.84        $47.24

 DISTRIBUTIONS PER SHARE     INCOME       SHORT-TERM        LONG-TERM
   (12/31/99 - 6/30/00)     DIVIDENDS    CAPITAL GAINS    CAPITAL GAINS
                            -            -                -

    INVESTMENT RETURNS
   -----------------------------------------------------------------------------
    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Fund, compared to the growth of the Standard
    & Poor's 500 Index and the Lipper Growth & Income Funds Index.

Growth of $10,000
[mountain chart]

                                                                              STANDARD & POOR'S 500      LIPPER GROWTH & INCOME
                                                      PIONEER FUND*                   INDEX                    FUNDS INDEX
                                                      -------------           ---------------------      ----------------------
7/1/96                                                  10000                        10000                      10000
                                                        10212                        10247                      10322
                                                        10991                        11100                      11125
                                                        11235                        11399                      11313
6/30/97                                                 13253                        13385                      12900
                                                        14473                        14387                      13979
                                                        15079                        14799                      14116
                                                        17056                        16859                      15725
6/30/98                                                 17319                        17415                      15755
                                                        15803                        15686                      13791
                                                        19275                        19020                      16033
                                                        19543                        19965                      16372
6/30/99                                                 21194                        21367                      17891
                                                        19891                        20035                      16460
                                                        22094                        23013                      17934
                                                        22599                        23536                      18236
6/30/00                                                 22543                        22910                      17778

[end mountain chart]

AVERAGE ANNUAL TOTAL RETURNS
(As of June 30, 2000)

PERIOD                             IF HELD             IF REDEEMED*
Life of Fund (7/1/96)              22.94%                 22.53
Year                                7.78                   3.78

* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC)( at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

    The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Lipper Growth and Income Funds Index reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in either Index.

    Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

     PIONEER FUND

     -----------------------------------------------------------------------
     PERFORMANCE UPDATE 6/30/00                               CLASS C SHARES
     -----------------------------------------------------------------------

    SHARE PRICES AND DISTRIBUTIONS
   -----------------------------------------------------------------------------

     NET ASSET VALUE
        PER SHARE           6/30/00       12/31/99
                            $48.34        $46.76

 DISTRIBUTIONS PER SHARE     INCOME       SHORT-TERM        LONG-TERM
   (12/31/99 - 6/30/00)     DIVIDENDS    CAPITAL GAINS    CAPITAL GAINS
                            -            -                -

    INVESTMENT RETURNS
   -----------------------------------------------------------------------------
    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Fund, compared to the growth of the Standard
    & Poor's 500 Index and the Lipper Growth & Income Funds Index.

Growth of $10,000
[mountain chart]

                                                                              STANDARD & POOR'S 500      LIPPER GROWTH & INCOME
                                                      PIONEER FUND*                   INDEX                    FUNDS INDEX
                                                      -------------           ---------------------      ----------------------
7/1/96                                                  10000                        10000                      10000
                                                        10117                        10247                      10322
                                                        10874                        11100                      11125
                                                        11117                        11399                      11313
6/30/97                                                 13114                        13385                      12900
                                                        14326                        14387                      13979
                                                        14925                        14799                      14116
                                                        16880                        16859                      15725
6/30/98                                                 17139                        17415                      15755
                                                        15644                        15686                      13791
                                                        19081                        19020                      16033
                                                        19349                        19965                      16372
6/30/99                                                 20987                        21367                      17891
                                                        19701                        20035                      16460
                                                        21883                        23013                      17934
                                                        22384                        23536                      18236
6/30/00                                                 22622                        22910                      17778

[end mountain chart]

AVERAGE ANNUAL TOTAL RETURNS
(As of June 30, 2000)

PERIOD                             IF HELD             IF REDEEMED*
Life of Fund (7/1/96)              22.64%                 22.64%
Year                                7.79                   7.79

* Assumes reinvestment of distributions. The 1% contingent deferred sales charge
  (CDSC) applies to redemptions made within one year of purchase.

    The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Lipper Growth and Income Funds Index reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in either Index.

    Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

     PIONEER FUND

     -----------------------------------------------------------------------
     PERFORMANCE UPDATE 6/30/00                               CLASS Y SHARES
     -----------------------------------------------------------------------

    SHARE PRICES AND DISTRIBUTIONS
   -----------------------------------------------------------------------------

     NET ASSET VALUE
        PER SHARE           6/30/00       12/31/99
                            $49.37        $47.62

 DISTRIBUTIONS PER SHARE     INCOME       SHORT-TERM        LONG-TERM
   (12/31/99 - 6/30/00)     DIVIDENDS    CAPITAL GAINS    CAPITAL GAINS
                            $0.160       -                -

    INVESTMENT RETURNS
   -----------------------------------------------------------------------------
    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Fund, compared to the growth of the Standard
    & Poor's 500 Index and the Lipper Growth & Income Funds Index.

Growth of $10,000
[mountain chart]

                                                                              STANDARD & POOR'S 500      LIPPER GROWTH & INCOME
                                                      PIONEER FUND*                   INDEX                    FUNDS INDEX
                                                      -------------           ---------------------      ----------------------
5/31/99                                                 10000                         10000                       10000
                                                         9811                          9773                        9854
                                                        10293                         10337                       10262
                                                         9972                         10005                        9968
8/31/99                                                  9877                          9943                        9747
                                                         9692                          9692                        9441
                                                        10273                         10299                        9845
                                                        10402                         10495                        9931
                                                        10800                         11133                       10287
1/31/00                                                 10372                         10566                        9883
                                                        10168                         10353                        9562
                                                        11079                         11386                       10460
                                                        10984                         11035                       10274
                                                        11116                         10793                       10236
6/30/00                                                 11234                         11083                       10197

[end mountain chart]

AVERAGE ANNUAL TOTAL RETURNS*
(As of June 30, 2000)

PERIOD                             IF HELD             IF REDEEMED*
Life of Fund (5/6/99)              10.55%                 10.55%
Year                                9.13                   9.13

* Assumes reinvestment of distributions.

    The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Lipper Growth and Income Funds Index comparison begins on 4/30/99 and reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in either Index.

    Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

     PIONEER FUND

--------------------------------------------------------------------------------
     PORTFOLIO MANAGEMENT DISCUSSION 6/30/00
--------------------------------------------------------------------------------

In the following discussion John Carey, the portfolio manager for Pioneer Fund, discusses the events and factors that influenced your Fund's performance over the last six months.

Q:  HOW WOULD YOU CHARACTERIZE THE MARKET ENVIRONMENT OVER THE LAST SIX MONTHS?

A: The stock market in the United States has been extremely volatile. From the beginning of the year through the end of the first week of March, it seemed investors were only interested in technology; but the tables turned, and a deep correction in that sector ensued. In the last week of May, the tables turned yet again, and technology began to recover. This continued through the end of our six-month period.

    In the meantime, the rest of the market varied greatly. Several sectors that had lagged during most of 1999 performed relatively well, such as pharmaceuticals, electric utilities, and some of the financial and food stocks. Other stocks that should have done better in a period of higher inflation, such as the basic materials and the large oil stocks, performed poorly. On the whole, a diversified approach to the market, with an emphasis on more conservatively valued names, proved a worthwhile strategy.

Q:  HOW DID THE FUND PERFORM DURING THE PERIOD?

A: The Fund managed to hold its own in a quite difficult period, producing a total return on Class A shares of 3.82% (3.39% for Class B and 3.38% for Class C), all at net asset value for the six months ended June 30, 2000. That exceeded the returns for the S&P 500 and the Lipper large-cap value category, which both showed losses. The S&P 500 returned -0.45%, and the Lipper category in which our fund is included returned -1.64%. We stayed almost fully invested and maintained a diversified portfolio that included many stocks that did fairly well. BestFoods, which received a take-over offer from Unilever, rose by about 40%, and, prior to our liquidations of both positions during the first quarter, Sun Microsystems and Oracle had both risen sharply from the beginning of the year. Our largest position, Schering-Plough, gained about 25% during the six months.

Q:  HOW DO YOU DETERMINE IF A STOCK IS APPROPRIATE FOR PIONEER FUND?

A: There are three steps. First, we establish the general suitability of a company for the portfolio; we look for financial strength, prominent industry position, a dynamic of sales and earnings growth and a skilled management committed to shareholders. Second, within that universe of suitable stocks

     PIONEER FUND

--------------------------------------------------------------------------------
     PORTFOLIO MANAGEMENT DISCUSSION 6/30/00                      (CONTINUED)
--------------------------------------------------------------------------------

    we focus our research on identifying investment opportunities: companies with the potential to earn more money over the next three to five years than the stock market is anticipating. We especially look for companies that can enhance earnings by turning around a troubled division, successfully executing a change in strategy, introducing new products, entering new markets or improving productivity through better management or new technology. Third, we apportion new investments among different industries and sectors to keep the portfolio diversified and to moderate the risk of exposures to the various economic and business cycles.

    Although there is no guarantee, we also aim to pay an income dividend on the Class A shares of the Fund (which we have done every year since 1928) and we do pay attention to the effect of new investments on the aggregate "yield" of the portfolio. Finally, we avoid stocks of companies whose primary business is tobacco or alcohol.

    Here are four examples of companies we have recently found attractive, and why. Motorola is a leader in three areas: cellular phones, telecommunications equipment and semiconductors. During the correction in the technology sector the share price fell by more than half. We thought that Wall Street analysts were too closely focused on short-term disappointments instead of the long-term strengths of the company in some very rapidly expanding industries, so we added to our position. Likewise we have maintained our positions in such companies as BellSouth, Colgate-Palmolive and Bristol-Myers Squibb, despite their rather cool reception by the stock market so far this year. In each case we can see value in the stock beyond what the market perceives because we are taking, we think, a more long-term perspective.

Q:  WHY IS PATIENCE SO IMPORTANT WHEN MANAGING PIONEER FUND?

A: We think that everyone will be familiar with the fable of the hare and the tortoise. It was our founder, Philip L. Carret, who set us on "the tortoise road to wealth." "Slow and steady" may win the race, but along the way one does sometimes wish that the scenery would change just a bit more quickly. That is where patience - discipline and an outlook and interest in the subtle changes in detail formed by many decades of investment experience - comes in.

     PIONEER FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Q:  WHAT IS YOUR OUTLOOK FOR ATTRACTIVELY VALUED STOCKS?

A: The most striking thing about the stock market over the last few years has been its infatuation with technology, and not just the Internet but also everything having to do with computers, telecommunications equipment, software and semiconductors. At a certain point it seems to us that prices are no longer being driven by the "fundamentals" of sales, earnings and shareholder equity but by frenzied demand. Pioneer Fund has benefited from the strength of the tech sector, as we have owned a number of the popular names that we purchased when they were out of favor. But every trend in the market reaches a limit. Eventually prices, earnings, book value and dividends do matter. We think that the rockiness of the market over the past few months should indicate that we are in a time of change and that a more diversified and value-oriented approach will work better in the future.

     PIONEER FUND

--------------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 6/30/00 (unaudited)
--------------------------------------------------------------------------------

  SHARES                                                                       VALUE
               COMMON STOCKS - 99.5%
               BASIC MATERIALS - 2.7%
               ALUMINUM - 0.5%
  1,476,000    Alcoa, Inc.                                                 $   42,804,000
                                                                           --------------
               CHEMICALS - 0.6%
    916,896    E.I. du Pont de Nemours & Co.                               $   40,114,200
    200,000    Rohm & Haas Co.                                                  6,900,000
                                                                           --------------
                                                                           $   47,014,200
                                                                           --------------
               CONTAINERS & PACKAGING (PAPER) - 0.3%
    896,600    Greif Brothers Corp. (Non-voting)                           $   27,570,450
                                                                           --------------
               GOLD & PRECIOUS METALS MINING - 0.4%
  1,313,500    Newmont Mining Corp.                                        $   28,404,437
                                                                           --------------
               IRON & STEEL - 0.1%
    177,700    Nucor Corp.                                                 $    5,897,419
                                                                           --------------
               METALS MINING - 0.7%
    947,900    Phelps Dodge Corp.                                          $   35,250,032
  1,000,000    Rio Tinto Plc                                                   16,339,869
                                                                           --------------
                                                                           $   51,589,901
                                                                           --------------
               PAPER & FOREST PRODUCTS - 0.1%
    200,000    Weyerhaeuser Co.                                            $    8,600,000
                                                                           --------------
               TOTAL BASIC MATERIALS                                       $  211,880,407
                                                                           --------------
               CAPITAL GOODS - 3.1%
               AEROSPACE/DEFENSE - 1.0%
    500,000    Boeing Co.                                                  $   20,906,250
    312,300    General Dynamics Corp.                                          16,317,675
  1,525,000    Lockheed Martin Corp.                                           37,839,063
                                                                           --------------
                                                                           $   75,062,988
                                                                           --------------
               ELECTRICAL EQUIPMENT - 0.6%
    445,800    Emerson Electric Co.                                        $   26,915,175
    336,000    General Electric Co.                                            17,808,000
                                                                           --------------
                                                                           $   44,723,175
                                                                           --------------
               MACHINERY (DIVERSIFIED) - 0.5%
    720,600    Deere & Co.                                                 $   26,662,200
    404,450    Ingersoll-Rand Co.                                              16,279,113
                                                                           --------------
                                                                           $   42,941,313
                                                                           --------------

 10   The accompanying notes are an integral part of these financial statements.

     PIONEER FUND

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


  SHARES                                                                       VALUE
               MANUFACTURING (DIVERSIFIED) - 0.6%
    266,100    Diebold Inc.                                                $    7,417,538
          1    Energizer Holdings, Inc.*                                                6
    355,800    Illinois Tool Works, Inc.                                       20,280,600
    343,300    Johnson Controls, Inc.                                          17,615,581
                                                                           --------------
                                                                           $   45,313,725
                                                                           --------------
               OFFICE EQUIPMENT & SUPPLIES - 0.4%
    693,900    Canon Inc. (A.D.R.)                                         $   34,955,211
                                                                           --------------
               TOTAL CAPITAL GOODS                                         $  242,996,412
                                                                           --------------
               COMMUNICATION SERVICES - 11.3%
               CELLULAR/WIRELESS TELECOMMUNICATIONS - 1.3%
    169,000    AT&T Wireless Group*                                        $    4,710,875
  1,600,000    Sprint Corp. (PCS Group)*                                       95,200,000
                                                                           --------------
                                                                           $   99,910,875
                                                                           --------------
               TELECOMMUNICATIONS (LONG-DISTANCE) - 1.4%
  2,068,000    Sprint Corp.                                                $  105,468,000
                                                                           --------------
               TELEPHONE - 8.6%
    505,448    Alltel Corp.                                                $   31,306,186
  1,666,708    Bell Atlantic Corp.                                             84,689,600
  2,859,600    BellSouth Corp.                                                121,890,450
  1,360,900    GTE Corp.                                                       84,716,025
  4,495,637    SBC Communications, Inc.                                       194,436,300
  1,774,351    U.S. West Communications Group, Inc.                           152,150,598
                                                                           --------------
                                                                           $  669,189,159
                                                                           --------------
               TOTAL COMMUNICATION SERVICES                                $  874,568,034
                                                                           --------------
               CONSUMER CYCLICALS - 12.2%
               AUTOMOBILES - 1.2%
  2,263,600    Ford Motor Co.                                              $   97,334,800
                                                                           --------------
               AUTO PARTS & EQUIPMENT - 0.1%
    296,380    Visteon Corp.*                                              $    3,593,607
                                                                           --------------
               HOUSEHOLD FURNISHINGS & APPLIANCES - 0.9%
    729,600    Sony Corp. (A.D.R.)                                         $   68,810,400
                                                                           --------------
               LEISURE TIME (PRODUCTS) - 0.1%
    300,000    Hasbro, Inc.                                                $    4,518,750
                                                                           --------------

   The accompanying notes are an integral part of these financial statements. 11

     PIONEER FUND

-------------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 6/30/00 (unaudited)  (continued)
-------------------------------------------------------------------------------


  SHARES                                                                       VALUE
               PUBLISHING - 2.1%
  3,494,400    John Wiley & Sons, Inc.+                                    $   78,624,000
  1,606,000    McGraw-Hill Co., Inc.                                           86,724,000
                                                                           --------------
                                                                           $  165,348,000
                                                                           --------------
               PUBLISHING (NEWSPAPER) - 1.4%
    636,100    Central Newspapers, Inc.                                    $   40,233,325
    443,000    Dow Jones & Co., Inc.                                           32,449,750
    600,000    Gannett Co., Inc.                                               35,887,500
                                                                           --------------
                                                                           $  108,570,575
                                                                           --------------
               RETAIL (COMPUTERS & ELECTRONICS) - 0.2%
    250,000    Best Buy Co., Inc.*                                         $   15,812,500
    100,000    Circuit City Stores - Circuit City Group                         3,318,750
                                                                           --------------
                                                                           $   19,131,250
                                                                           --------------
               RETAIL (DEPARTMENT STORES) - 1.6%
    474,500    Harcourt General, Inc.                                      $   25,800,938
  1,192,800    Kohl's Corp.*                                                   66,349,500
  1,234,800    May Department Stores Co.                                       29,635,200
                                                                           --------------
                                                                           $  121,785,638
                                                                           --------------
               RETAIL (DISCOUNTERS) - 0.6%
  2,304,843    Dollar General Corp.                                        $   44,944,439
                                                                           --------------
               RETAIL (GENERAL MERCHANDISE) - 1.8%
  1,380,000    Target Corp.                                                $   80,040,000
  1,052,000    Wal-Mart Stores, Inc.                                           60,621,500
                                                                           --------------
                                                                           $  140,661,500
                                                                           --------------
               RETAIL (SPECIALTY) - 0.1%
    505,700    Barnes & Noble, Inc.*                                       $   11,251,825
                                                                           --------------
               RETAIL (SPECIALTY/APPAREL) - 0.5%
  1,197,900    Gap Inc.                                                    $   37,434,373
                                                                           --------------
               SERVICES (ADVERTISING/MARKETING) - 1.6%
  1,000,000    The Interpublic Group of Companies, Inc.                    $   43,000,000
    890,200    Omnicom Group                                                   79,283,438
                                                                           --------------
                                                                           $  122,283,438
                                                                           --------------
               TOTAL CONSUMER CYCLICALS                                    $  945,668,595
                                                                           --------------

 12   The accompanying notes are an integral part of these financial statements.

     PIONEER FUND

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

  SHARES                                                                       VALUE
               CONSUMER STAPLES - 11.4%
               BEVERAGES (NON-ALCOHOLIC) - 0.8%
  1,357,900    PepsiCo, Inc.                                               $   60,341,681
                                                                           --------------
               BROADCASTING (TELEVISION/RADIO/CABLE) - 0.6%
    202,000    Cox Communication, Inc. *                                   $    9,203,625
    565,700    MediaOne Group, Inc.*                                           37,516,375
                                                                           --------------
                                                                           $   46,720,000
                                                                           --------------
               DISTRIBUTORS (FOOD & HEALTH) - 0.5%
    866,200    Sysco Corp.                                                 $   36,488,675
                                                                           --------------
               ENTERTAINMENT - 1.4%
  1,640,411    Viacom, Inc. (Class B) (Non-voting)*                        $  111,855,526
                                                                           --------------
               FOODS - 3.9%
  1,611,800    BestFoods                                                   $  111,617,150
  1,116,000    Campbell Soup Co.                                               32,503,500
    960,600    General Mills, Inc.                                             36,742,950
  1,055,150    H.J. Heinz Co.                                                  46,162,813
    750,000    Hershey Foods Corp.                                             36,375,000
    589,100    Ralston-Ralston Purina Group                                    11,745,181
  1,330,000    Sara Lee Corp.                                                  25,685,625
                                                                           --------------
                                                                           $  300,832,219
                                                                           --------------
               HOUSEHOLD PRODUCTS (NON-DURABLE) - 1.5%
  1,358,600    Colgate-Palmolive Co.                                       $   81,346,175
    600,000    Procter & Gamble Co.                                            34,350,000
                                                                           --------------
                                                                           $  115,696,175
                                                                           --------------
               RESTAURANTS - 0.3%
    640,000    McDonald's Corp.                                            $   21,080,000
                                                                           --------------
               RETAIL STORES (FOOD CHAINS) - 0.1%
    300,000    Safeway Inc.*                                               $   13,537,500
                                                                           --------------
               RETAIL (DRUG STORES) - 1.5%
    709,800    CVS Corp.                                                   $   28,392,000
  2,851,200    Walgreen Co.                                                    91,773,000
                                                                           --------------
                                                                           $  120,165,000
                                                                           --------------
               SERVICES (EMPLOYMENT) - 0.8%
  2,133,800    Robert Half International, Inc.*                            $   60,813,300
                                                                           --------------
               TOTAL CONSUMER STAPLES                                      $  887,530,076
                                                                           --------------

   The accompanying notes are an integral part of these financial statements. 13

     PIONEER FUND

-------------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 6/30/00 (unaudited)  (continued)
-------------------------------------------------------------------------------

  SHARES                                                                       VALUE
               ENERGY - 6.1%
               OIL (DOMESTIC INTEGRATED) - 0.4%
    700,000    Conoco Inc. (Class A)                                       $   15,400,000
    711,256    Conoco Inc. (Class B)                                           17,470,226
                                                                           --------------
                                                                           $   32,870,226
                                                                           --------------
               OIL (INTERNATIONAL INTEGRATED) - 4.6%
  1,884,852    BP Amoco Plc (A.D.R.)                                       $  106,611,941
  1,115,500    Chevron Corp.                                                   94,608,344
  1,503,493    Exxon Mobil Corp.                                              118,024,201
    800,000    Texaco, Inc.                                                    42,600,000
                                                                           --------------
                                                                           $  361,844,486
                                                                           --------------
               OIL & GAS (DRILLING & EQUIPMENT) - 1.1%
    523,000    Schlumberger Ltd.                                           $   39,028,875
    370,100    Smith International, Inc.*                                      26,947,906
    301,252    Transocean Sedco Forex Inc.                                     16,098,154
                                                                           --------------
                                                                           $   82,074,935
                                                                           --------------
               TOTAL ENERGY                                                $  476,789,647
                                                                           --------------
               FINANCIAL - 15.3%
               BANKS (MAJOR REGIONAL) - 5.2%
  2,446,800    The Bank of New York Co., Inc.                              $  113,776,200
    773,700    Comerica, Inc.                                                  34,719,787
    532,980    Fleet Boston Financial Corp.                                    18,121,320
    738,100    Huntington Bancshares, Inc.                                     11,671,206
  1,886,600    Mellon Bank Corp.                                               68,742,988
  2,864,648    National City Corp.                                             48,878,057
    806,800    State Street Corp.                                              85,571,225
    500,000    Wells Fargo Co.                                                 19,375,000
                                                                           --------------
                                                                           $  400,855,783
                                                                           --------------
               BANKS (REGIONAL) - 0.5%
    925,700    First Tennessee National Corp.                              $   15,331,906
    539,200    Zions Bancorporation                                            24,744,225
                                                                           --------------
                                                                           $   40,076,131
                                                                           --------------
               FINANCIAL (DIVERSIFIED) - 1.7%
  2,136,400    Axa Financial, Inc.                                         $   72,637,600
    693,500    Morgan Stanley, Dean Witter, Discover & Co.                     57,733,875
                                                                           --------------
                                                                           $  130,371,475
                                                                           --------------

 14   The accompanying notes are an integral part of these financial statements.

     PIONEER FUND

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

  SHARES                                                                       VALUE
               INSURANCE (MULTI-LINE) - 1.2%
    574,812    American International Group, Inc.                          $   67,540,410
    536,200    ReliaStar Financial Corp.                                       28,116,988
                                                                           --------------
                                                                           $   95,657,398
                                                                           --------------
               INSURANCE (PROPERTY/CASUALTY) - 2.0%
  1,174,200    Chubb Corp.                                                 $   72,213,300
    607,300    Exel Ltd.                                                       32,870,113
    331,300    Partnerre Ltd.                                                  11,740,443
    830,400    Safeco Corp.                                                    16,504,200
    647,600    St. Paul Companies, Inc.                                        22,099,350
                                                                           --------------
                                                                           $  155,427,406
                                                                           --------------
               INSURANCE BROKERS - 1.0%
    729,000    Marsh & McLennan Co., Inc.                                  $   76,134,937
                                                                           --------------
               INVESTMENT MANAGEMENT - 3.4%
    677,000    Federated Investors Inc. (Class B)                          $   23,737,313
    621,000    Merrill Lynch & Co., Inc.                                       71,415,000
  1,820,500    Paine Webber Group Inc.                                         82,832,750
  2,100,000    T. Rowe Price Associates, Inc.                                  89,250,000
                                                                           --------------
                                                                           $  267,235,063
                                                                           --------------
               SAVINGS & LOAN COMPANIES - 0.3%
    693,840    Washington Mutual, Inc.                                     $   20,034,630
                                                                           --------------
               TOTAL FINANCIAL                                             $1,185,792,823
                                                                           --------------
               HEALTHCARE - 11.5%
               HEALTHCARE (DIVERSIFIED) - 3.3%
  1,333,300    Abbott Laboratories                                         $   59,415,181
  1,728,000    Bristol-Myers Squibb Co.                                       100,656,000
    950,000    Johnson & Johnson                                               96,781,250
                                                                           --------------
                                                                           $  256,852,431
                                                                           --------------
               HEALTHCARE (DRUGS & MAJOR PHARMACEUTICALS) - 7.6%
    749,000    Eli Lilly & Co.                                             $   74,806,375
  1,100,600    Merck & Co., Inc.                                               84,333,475
  1,100,000    Pfizer, Inc.                                                    52,800,000
      3,898    Roche Holdings AG                                               37,944,181
  5,092,800    Schering-Plough Corp.                                          257,186,400
  1,243,000    Smithkline Beecham Plc (A.D.R.)                                 81,028,063
                                                                           --------------
                                                                           $  588,098,494
                                                                           --------------

   The accompanying notes are an integral part of these financial statements. 15

     PIONEER FUND

-------------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 6/30/00 (unaudited)  (continued)
-------------------------------------------------------------------------------

  SHARES                                                                       VALUE
               HEALTHCARE (MEDICAL PRODUCTS & SUPPLIES) - 0.6%
  1,532,800    Becton, Dickinson & Co.                                     $   43,972,200
                                                                           --------------
               TOTAL HEALTHCARE                                            $  888,923,125
                                                                           --------------
               TECHNOLOGY - 23.0%
               COMMUNICATIONS EQUIPMENT - 3.3%
    500,000    ADC Telecommunications, Inc.*                               $   41,937,500
  1,216,968    Lucent Technologies, Inc.*                                      72,105,354
  4,082,061    Motorola Inc.                                                  118,634,898
    300,000    Tellabs, Inc.*                                                  20,531,250
                                                                           --------------
                                                                           $  253,209,002
                                                                           --------------
               COMPUTERS (HARDWARE) - 5.3%
  3,290,000    Compaq Computer Corp.                                       $   84,100,625
  1,140,000    Hewlett-Packard Co.                                            142,357,500
  1,674,000    IBM Corp.                                                      183,407,625
                                                                           --------------
                                                                           $  409,865,750
                                                                           --------------
               COMPUTERS (NETWORKING) - 1.0%
    930,000    3COM Corp.*                                                 $   53,591,250
    394,400    Lycos, Inc.*                                                    21,297,600
                                                                           --------------
                                                                           $   74,888,850
                                                                           --------------
               COMPUTERS (SOFTWARE & SERVICES) - 2.9%
    408,000    Adobe Systems, Inc.                                         $   53,040,000
    480,000    BMC Software, Inc.*                                             17,512,500
  1,290,000    Microsoft Corp.*                                               103,200,000
    498,500    Peoplesoft Inc.*                                                 8,349,875
  1,300,000    Synopsys, Inc.*                                                 44,931,250
                                                                           --------------
                                                                           $  227,033,625
                                                                           --------------
               ELECTRONICS (COMPONENT DISTRIBUTORS) - 0.5%
    800,000    Koninklijke Philips Electronics NV                          $   38,000,000
                                                                           --------------
               ELECTRONICS (INSTRUMENTATION) - 6.4%
    434,796    Agilent Technologies Inc.*                                  $   32,066,205
    800,000    Altera Corp.*                                                   81,550,000
  1,470,000    Intel Corp.                                                    196,520,625
  2,768,000    Texas Instruments, Inc.                                        190,127,000
                                                                           --------------
                                                                           $  500,263,830
                                                                           --------------

 16   The accompanying notes are an integral part of these financial statements.

     PIONEER FUND

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

  SHARES                                                                       VALUE
               EQUIPMENT (SEMICONDUCTORS) - 0.9%
    590,000    Applied Materials, Inc.*                                    $   53,468,750
    330,000    Novellus Systems, Inc.*                                         18,665,625
                                                                           --------------
                                                                           $   72,134,375
                                                                           --------------
               PHOTOGRAPHY/IMAGING - 0.6%
    729,100    Eastman Kodak Co.                                           $   43,381,450
                                                                           --------------
               SERVICES (COMPUTER SYSTEMS) - 0.8%
    823,100    Computer Sciences Corp.*                                    $   61,475,281
                                                                           --------------
               SERVICES (DATA PROCESSING) - 1.3%
    914,200    Automatic Data Processing, Inc.                             $   48,966,838
    276,400    DST Systems, Inc.*                                              21,040,950
    454,000    Electronic Data Systems Corp.                                   18,727,500
    367,500    Fiserv, Inc.*                                                   15,894,375
                                                                           --------------
                                                                           $  104,629,663
                                                                           --------------
               TOTAL TECHNOLOGY                                            $1,784,881,826
                                                                           --------------
               TRANSPORTATION - 1.8%
               AIRLINES - 0.7%
    422,908    Delta Air Lines, Inc.                                       $   21,383,286
  1,892,400    Southwest Airlines Co.                                          35,837,325
                                                                           --------------
                                                                           $   57,220,611
                                                                           --------------
               RAILROADS - 1.1%
  1,154,200    Burlington Northern, Inc.                                   $   26,474,463
  2,730,100    Norfolk Southern Corp.                                          40,610,235
    470,800    Union Pacific Corp.                                             17,507,875
                                                                           --------------
                                                                           $   84,592,573
                                                                           --------------
               TOTAL TRANSPORTATION                                        $  141,813,184
                                                                           --------------
               UTILITIES - 1.1%
               ELECTRIC COMPANIES - 0.7%
  1,125,100    Allegheny Energy, Inc.                                      $   30,799,613
  1,068,900    DPL, Inc.                                                       23,448,993
                                                                           --------------
                                                                           $   54,248,606
                                                                           --------------
               NATURAL GAS - 0.2%
    767,533    Vectren Corp.                                               $   13,239,945
                                                                           --------------

   The accompanying notes are an integral part of these financial statements. 17

     PIONEER FUND

-------------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 6/30/00 (unaudited)  (continued)
-------------------------------------------------------------------------------

  SHARES                                                                       VALUE
               WATER UTILITIES - 0.2%
    552,600    American Water Works Co., Inc.                              $   13,815,000
                                                                           --------------
               TOTAL UTILITIES                                             $   81,303,551
                                                                           --------------
               TOTAL COMMON STOCKS
               (Cost $4,352,130,867)                                       $7,722,147,680
                                                                           --------------
 PRINCIPAL
  AMOUNT
               TEMPORARY CASH INVESTMENT - 0.5%
               COMMERCIAL PAPER - 0.5%
$36,912,000    Citigroup Inc., 6.88%, 7/3/00                               $   36,912,000
                                                                           --------------
               TOTAL TEMPORARY CASH INVESTMENT
               (Cost $36,912,000)                                          $   36,912,000
                                                                           --------------
               TOTAL INVESTMENT IN SECURITIES - 100.0%
               (Cost $4,389,042,867)(a)                                    $7,759,059,680
                                                                           ==============

    * Non-income producing security.

    + Investment held by the Fund representing 5% or more of the outstanding voting stock of such company.

    (a) At June 30, 2000, the net unrealized gain on investments based on cost for federal income tax purposes of $4,389,672,502 was as follows:

          Aggregate gross unrealized gain for all
          investments in which there is an excess of value
          over tax cost                                       $3,593,146,392
          Aggregate gross unrealized loss for all
          investments in which there is an excess of tax
          cost over value                                     $ (223,759,214)
                                                              --------------
          Net unrealized gain                                 $3,369,387,178
                                                              ==============

    Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2000 aggregated $861,733,899 and $753,035,010, respectively.

  18  The accompanying notes are an integral part of these financial statements.

     PIONEER FUND

--------------------------------------------------------------------------------
     BALANCE SHEET 6/30/00 (unaudited)
-------------------------------------------------------------------------------

  ASSETS:
     Investment in securities, at value (including temporary
       cash investment of $36,912,000) (cost $4,389,042,867)    $7,759,059,680
     Cash                                                                  293
     Receivables -
        Fund shares sold                                            27,340,160
        Dividends, interest and foreign taxes withheld               6,247,526
     Other                                                             423,066
                                                                --------------
           Total assets                                         $7,793,070,725
                                                                --------------
  LIABILITIES:
     Payables -
        Investment securities purchased                         $   14,208,693
        Fund shares repurchased                                      8,100,858
     Due to affiliates                                               7,980,084
     Accrued expenses                                                  418,114
                                                                --------------
           Total liabilities                                    $   30,707,749
                                                                --------------
  NET ASSETS:
     Paid-in capital                                            $3,908,149,776
     Accumulated undistributed net investment income                   295,518
     Accumulated undistributed net realized gain on
       investments and foreign currency transactions               483,902,103
     Net unrealized gain on investments                          3,370,016,813
     Net unrealized loss on assets and liabilities denominated
       in foreign currencies                                            (1,234)
                                                                --------------
           Total net assets                                     $7,762,362,976
                                                                ==============
  NET ASSET VALUE PER SHARE:
  (Unlimited number of shares authorized)
     Class A (based on $6,894,249,997/139,719,111 shares)       $        49.34
                                                                ==============
     Class B (based on $659,548,210/13,505,073 shares)          $        48.84
                                                                ==============
     Class C (based on $198,103,877/4,097,753 shares)           $        48.34
                                                                ==============
     Class Y (based on $10,460,892/211,874 shares)              $        49.37
                                                                ==============
  MAXIMUM OFFERING PRICE:
     Class A                                                    $        52.35
                                                                ==============

   The accompanying notes are an integral part of these financial statements. 19

     PIONEER FUND

-------------------------------------------------------------------------------
     STATEMENT OPERATIONS (unaudited)
-------------------------------------------------------------------------------

     FOR THE SIX MONTHS ENDED 6/30/00

 INVESTMENT INCOME:
    Dividends (net of foreign taxes withheld of
      $332,473)                                          $  53,655,313
    Interest                                                 1,598,384
                                                         -------------
          Total investment income                                            $  55,253,697
                                                                             -------------
 EXPENSES:
    Management fees
       Basic fee                                         $  22,161,244
       Performance adjustment                                2,644,299
    Transfer agent fees
       Class A                                               6,838,544
       Class B                                                 904,372
       Class C                                                 219,942
       Class Y                                                     201
    Distribution fees
       Class A                                               6,904,179
       Class B                                               3,028,731
       Class C                                                 861,622
    Administrative fees                                        400,164
    Custodian fees                                             132,066
    Registration fees                                          196,244
    Professional fees                                           75,772
    Printing                                                   233,704
    Fees and expenses of nonaffiliated trustees                 50,764
    Miscellaneous                                               49,144
                                                         -------------
          Total expenses                                                     $  44,700,992
          Less fees paid indirectly                                               (628,733)
                                                                             -------------
          Net expenses                                                       $  44,072,259
                                                                             -------------
             Net investment income                                           $  11,181,438
                                                                             -------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
    Net realized gain (loss) from:
       Investments                                       $ 484,532,747
       Other assets and liabilities denominated in
         foreign currencies                                     (1,009)      $ 484,531,738
                                                         -------------       -------------
    Change in net unrealized gain or loss from:
       Investments                                       $(215,081,735)
       Other assets and liabilities denominated in
         foreign currencies                                      1,177       $(215,080,558)
                                                         -------------       -------------
             Net gain on investments                                         $ 269,451,180
                                                                             -------------
             Net increase in net assets resulting
               from operations                                               $ 280,632,618
                                                                             =============

  20  The accompanying notes are an integral part of these financial statements.

     PIONEER FUND

-------------------------------------------------------------------------------
    STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

     FOR THE SIX MONTHS ENDED 6/30/00 AND THE YEAR ENDED 12/31/99

                                                                SIX MONTHS
                                                                  ENDED
                                                                 6/30/00         YEAR ENDED
FROM OPERATIONS:                                               (UNAUDITED)        12/31/99
 Net investment income                                        $   11,181,438   $   21,585,530
 Net realized gain on investments                                484,531,738      325,811,540
 Change in net unrealized gain or loss on investments and
  foreign currency transactions                                 (215,080,558)     609,475,052
                                                              --------------   --------------
       Net increase in net assets resulting
          from operations                                     $  280,632,618   $  956,872,122
                                                              --------------   --------------
 DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income
       Class A ($0.08 and $0.17 per share, respectively)      $  (10,849,179)  $  (22,551,949)
       Class Y ($0.16 and $0.24 per share, respectively)             (36,741)         (58,721)
 Net realized gain:
       Class A ($0.00 and $2.22 per share, respectively)                  --     (296,872,046)
       Class B ($0.00 and $2.22 per share, respectively)                  --      (25,951,539)
       Class C ($0.00 and $2.22 per share, respectively)                  --       (6,757,201)
       Class Y ($0.00 and $2.22 per share, respectively)                  --         (546,104)
                                                              --------------   --------------
             Total distributions to shareholders              $  (10,885,920)  $ (352,737,560)
                                                              --------------   --------------
 FROM FUND SHARE TRANSACTIONS:
 Net proceeds from sale of shares                             $  819,826,023   $1,652,707,636
 Reinvestment of distributions                                     9,923,426      317,373,755
 Cost of shares repurchased                                     (737,495,255)    (881,798,971)
                                                              --------------   --------------
    Net increase in net assets resulting from fund share
      transactions                                            $   92,254,194   $1,088,282,420
                                                              --------------   --------------
    Net increase in net assets                                $  362,000,892   $1,692,416,982
 NET ASSETS:
 Beginning of period                                           7,400,362,084    5,707,945,102
                                                              --------------   --------------
 End of period (including accumulated undistributed net
  investment income of $295,518 and $0, respectively)         $7,762,362,976   $7,400,362,084
                                                              ==============   ==============

   The accompanying notes are an integral part of these financial statements. 21

     PIONEER FUND

-------------------------------------------------------------------------------
     STATEMENTS OF CHANGES IN NET ASSETS                          (continued)
-------------------------------------------------------------------------------

     FOR THE SIX MONTHS ENDED 6/30/00 AND THE YEAR ENDED 12/31/99

                                   '00 SHARES      '00 AMOUNT
 CLASS A                           (UNAUDITED)     (UNAUDITED)    '99 SHARES      '99 AMOUNT
 Shares sold                       12,661,604    $  599,461,028   25,703,151    $ 1,175,889,963
 Reinvestment of distributions        200,773         9,887,328    6,247,722        289,977,993
 Less shares repurchased          (12,609,738)     (595,418,343) (16,931,541)      (775,592,354)
                                  ------------   --------------  ------------   ---------------
    Net increase                      252,639    $   13,930,013   15,019,332    $   690,275,602
                                  ============   ==============  ============   ===============
 CLASS B
 Shares sold                        3,252,463    $  152,612,785    7,621,706    $   346,726,886
 Reinvestment of distributions             --                --      485,474         22,383,744
 Less shares repurchased           (2,303,132)     (107,119,978)  (1,842,368)       (84,273,185)
                                  ------------   --------------  ------------   ---------------
    Net increase                      949,331    $   45,492,807    6,264,812    $   284,837,445
                                  ============   ==============  ============   ===============
 CLASS C
 Shares sold                        1,429,194    $   66,400,933    2,613,225    $   117,740,196
 Reinvestment of distributions             --                --       96,697          4,413,373
 Less shares repurchased             (683,744)      (31,320,343)    (465,754)       (21,021,787)
                                  ------------   --------------  ------------   ---------------
    Net increase                      745,450    $   35,080,590    2,244,168    $   101,131,782
                                  ============   ==============  ============   ===============
 CLASS Y*
 Shares sold                           28,600    $    1,351,277      265,515    $    12,350,591
 Reinvestment of distributions            733            36,098       12,888            598,645
 Less shares repurchased              (76,772)       (3,636,591)     (19,090)          (911,645)
                                  ------------   --------------  ------------   ---------------
    Net increase (decrease)           (47,439)   $   (2,249,216)     259,313    $    12,037,591
                                  ============   ==============  ============   ===============

* Class Y shares were first publicly offered on May 6, 1999.

  22  The accompanying notes are an integral part of these financial statements.

PIONEER FUND

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 6/30/00
-------------------------------------------------------------------------------

                                                  SIX
                                                MONTHS
                                                 ENDED
                                                6/30/00      YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
CLASS A                                       (UNAUDITED)     12/31/99      12/31/98      12/31/97      12/31/96      12/31/95
Net asset value, beginning of period          $    47.60     $   43.30     $   34.95     $   26.89     $   24.36     $    21.32
                                              ----------     ----------    ----------    ----------    ----------    ----------
Increase from investment operations:
   Net investment income                      $     0.10     $    0.18     $    0.21     $    0.30     $    0.37     $     0.49
   Net realized and unrealized gain on
     investments and foreign currency
     transactions                                   1.72          6.51          9.84          9.97          4.35           5.13
                                              ----------     ----------    ----------    ----------    ----------    ----------
      Net increase from investment
        operations                            $     1.82     $    6.69     $   10.05     $   10.27     $    4.72     $     5.62
Distributions to shareholders:
   Net investment income                           (0.08)        (0.17)        (0.21)        (0.31)        (0.37)         (0.49)
   Net realized gain                                  --         (2.22)        (1.49)        (1.90)        (1.82)         (2.09)
                                              ----------     ----------    ----------    ----------    ----------    ----------
Net increase in net asset value               $     1.74     $    4.30     $    8.35     $    8.06     $    2.53     $     3.04
                                              ----------     ----------    ----------    ----------    ----------    ----------
Net asset value, end of period                $    49.34     $   47.60     $   43.30     $   34.95     $   26.89     $    24.36
                                              ==========     ==========    ==========    ==========    ==========    ==========
Total return*                                       3.82%        15.63%        29.00%        38.47%        19.70%         26.64%
Ratio of net expenses to average net assets+        1.12%**       1.10%         1.09%         1.03%         1.01%          0.95%
Ratio of net investment income to average
  net assets+                                       0.38%**       0.39%         0.52%         0.93%         1.40%          2.01%
Portfolio turnover rate                               21%**         10%            9%           17%           25%            31%
Net assets, end of period (in thousands)      $6,894,250     $6,638,130    $5,388,761    $3,991,726    $2,896,670    $2,466,098
Ratios assuming reduction for fees paid
  indirectly:
   Net expenses                                     1.10%**       1.09%         1.08%         1.02%         0.99%          0.94%
   Net investment income                            0.40%**       0.40%         0.53%         0.94%         1.42%          2.02%

*    Assumes initial investment at net asset value at the
     beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total
     return would be reduced if sales charges were taken into
     account.
**   Annualized.
+    Ratios assuming no reduction for fees paid indirectly.

  The accompanying notes are an integral part of these financial statements.  23

PIONEER FUND

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 6/30/00
-------------------------------------------------------------------------------

                                                   SIX MONTHS ENDED
                                                       6/30/00         YEAR ENDED    YEAR ENDED    YEAR ENDED      7/1/96 TO
CLASS B                                              (UNAUDITED)        12/31/99      12/31/98     12/31/97(a)    12/31/96(a)
Net asset value, beginning of period                   $  47.24         $  43.20      $  35.01       $ 27.02      $    26.40
                                                       --------         --------      --------       -------      ----------
Increase (decrease) from investment operations:
   Net investment income (loss)                        $  (0.10)        $  (0.12)     $  (0.04)      $  0.01      $     0.07
   Net realized and unrealized gain on
     investments and foreign currency
     transactions                                          1.70             6.38          9.72          9.99            2.50
                                                       --------         --------      --------       -------      ----------
         Net increase from investment
           operations                                  $   1.60         $   6.26      $   9.68       $ 10.00      $     2.57
Distributions to shareholders:
   Net investment income                                     --               --            --         (0.11)          (0.07)
   In excess of net investment income                        --               --            --            --           (0.06)
   Net realized gain                                         --            (2.22)        (1.49)        (1.90)          (1.82)
                                                       --------         --------      --------       -------      ----------
Net increase in net asset value                        $   1.60         $   4.04      $   8.19       $  7.99      $     0.62
                                                       --------         --------      --------       -------      ----------
Net asset value, end of period                         $  48.84         $  47.24      $  43.20       $ 35.01      $    27.02
                                                       ========         ========      ========       =======      ==========
Total return*                                              3.39%           14.63%        27.82%        37.19%           9.92%
Ratio of net expenses to average net assets+               2.00%**          1.98%         1.99%         1.92%           1.82%**
Ratio of net investment income (loss) to
  average net assets+                                     (0.51)%**        (0.50)%       (0.41)%       (0.02)%          0.46%**
Portfolio turnover rate                                      21%**            10%            9%           17%             25%
Net assets, end of period (in thousands)               $659,548         $593,145      $271,796       $53,010      $    8,940
Ratios assuming reduction for fees paid
  indirectly:
   Net expenses                                            1.98%**          1.96%         1.96%         1.88%           1.80%**
   Net investment income (loss)                           (0.49)%**        (0.48)%       (0.38)%        0.02%           0.48%**

(a)  The per share data presented above is based upon the average shares outstanding for the period presented.
*    Assumes initial investment at net asset value at the
     beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total
     return would be reduced if sales charges were taken into
     account.
**   Annualized.
+    Ratios assuming no reduction for fees paid indirectly.

  24  The accompanying notes are an integral part of these financial statements.

PIONEER FUND

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 6/30/00
-------------------------------------------------------------------------------

                                                         SIX MONTHS
                                                            ENDED
                                                           6/30/00      YEAR ENDED    YEAR ENDED    YEAR ENDED      7/1/96 TO
CLASS C                                                  (UNAUDITED)     12/31/99      12/31/98     12/31/97(a)    12/31/96(a)
Net asset value, beginning of period                      $  46.76       $  42.76      $  34.66       $ 26.74        $26.40
                                                          --------       --------      --------       -------        ------
Increase (decrease) from investment operations:
   Net investment income (loss)                           $  (0.07)      $  (0.09)     $  (0.04)      $  0.02        $ 0.03
   Net realized and unrealized gain on investments and
     foreign currency transactions                            1.65           6.31          9.63          9.89          2.23
                                                          --------       --------      --------       -------        ------
      Net increase from investment operations             $   1.58       $   6.22      $   9.59       $  9.91        $ 2.26
Distributions to shareholders:
   Net investment income                                        --             --            --         (0.09)        (0.03)
   In excess of net investment income                           --             --            --            --         (0.07)
   Net realized gain                                            --          (2.22)        (1.49)        (1.90)        (1.82)
                                                          --------       --------      --------       -------        ------
Net increase in net asset value                           $   1.58       $   4.00      $   8.10       $  7.92        $ 0.34
                                                          --------       --------      --------       -------        ------
Net asset value, end of period                            $  48.34       $  46.76      $  42.76       $ 34.66        $26.74
                                                          ========       ========      ========       =======        ======
Total return*                                                 3.38%         14.68%        27.85%        37.25%         8.74%
Ratio of net expenses to average net assets+                  1.95%**        1.96%         1.97%         1.87%         2.11%**
Ratio of net investment income (loss) to average net
  assets+                                                    (0.47)%**      (0.49)%       (0.39)%        0.02%         0.20%**
Portfolio turnover rate                                         21%**          10%            9%           17%           25%
Net assets, end of period (in thousands)                  $198,104       $156,739      $ 47,389       $ 8,261        $1,831
Ratios assuming reduction for fees paid indirectly:
   Net expenses                                               1.93%**        1.93%         1.93%         1.83%         2.08%**
   Net investment income (loss)                              (0.45)%**      (0.46)%       (0.35)%        0.06%         0.23%**

(a)  The per share data presented above is based upon the average shares outstanding for the period presented.
*    Assumes initial investment at net asset value at the
     beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total
     return would be reduced if sales charges were taken into
     account.
**   Annualized.
+    Ratios assuming no reduction for fees paid indirectly.

  The accompanying notes are an integral part of these financial statements.  25

     PIONEER FUND

-------------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS 6/30/00
-------------------------------------------------------------------------------

                                             SIX MONTHS ENDED
                                                 6/30/00         5/6/99 TO
 CLASS Y                                       (UNAUDITED)        12/31/99
 Net asset value, beginning of period            $ 47.62          $ 46.44
                                                 -------          -------
 Increase from investment operations:
    Net investment income                        $  0.18          $  0.23
    Net realized and unrealized gain on
      investments and foreign currency
      transactions                                  1.73             3.41
                                                 -------          -------
          Net increase from investment
             operations                          $  1.91          $  3.64
 Distributions to shareholders:
    Net investment income                          (0.16)           (0.24)
    Net realized gain                                 --            (2.22)
                                                 -------          -------
 Net increase in net asset value                 $  1.75          $  1.18
                                                 -------          -------
 Net asset value, end of period                  $ 49.37          $ 47.62
                                                 =======          =======
 Total return*                                      4.02%            8.00%
 Ratio of net expenses to average net
    assets+                                         0.71%**          0.72%**
 Ratio of net investment income to average
    net assets+                                     0.79%**          0.73%**
 Portfolio turnover rate                              21%**            10%
 Net assets, end of period (in thousands)        $10,461          $12,348
 Ratios assuming reduction for fees paid
    indirectly:
    Net expenses                                    0.70%**          0.71%**
    Net investment income                           0.80%**          0.74%**

 *    Assumes initial investment at net asset value at the
      beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.
 **   Annualized.
 +    Ratios assuming no reduction for fees paid indirectly.

  26  The accompanying notes are an integral part of these financial statements.

     PIONEER FUND

-------------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS 6/30/00 (unaudited)
-------------------------------------------------------------------------------

     1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Pioneer Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is reasonable income and growth of capital.

     The Fund offers four classes of shares -- Class A, Class B, Class C and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that the level of transfer agent and distribution fees may differ among classes. Class A, Class B and Class C shareholders have exclusive voting rights with respect to the distribution plan for each class. There is no distribution plan for Class Y shares.

     The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

     A.  SECURITY VALUATION

         Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income, including interest on income bearing cash accounts, is recorded

     PIONEER FUND

-------------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS 6/30/00 (unaudited)            (continued)
-------------------------------------------------------------------------------

         on the accrual basis. Temporary cash investments are valued at amortized cost.

         Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

     B. FOREIGN CURRENCY TRANSLATION

        The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

        Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

     C. FEDERAL INCOME TAXES

        It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

        The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     D. FUND SHARES

        The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal

     PIONEER FUND

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

        underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI), earned $651,276 in underwriting commissions on the sale of Fund shares during the six months ended June 30, 2000.

     E. CLASS ALLOCATIONS

        Distribution fees are calculated based on the average daily net asset values attributable to Class A, Class B and Class C shares of the Fund, respectively. Class Y shares are not subject to a distribution plan. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

        Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C and Class Y shares can bear different transfer agent and distribution fees.

     2. MANAGEMENT AGREEMENT

     Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. PIM receives a basic fee that is calculated at the annual rate of 0.60% of the Fund's average daily net assets. The basic fee is subject to a performance adjustment to a maximum of +/-0.10% based on the Fund's investment performance as compared with the Lipper Growth & Income Funds Index. For the six months ended June 30, 2000, the aggregate performance adjustment resulted in an increase to management fees of $2,644,299, resulting in a management fee equivalent to 0.67% of the Fund's average daily net assets.

     In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory

     PIONEER FUND

-------------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS 6/30/00 (unaudited)            (continued)
-------------------------------------------------------------------------------

     reporting and insurance premiums, are paid by the Fund. At June 30, 2000, $4,428,995 was payable to PIM related to management fees, administrative fees and certain other services.

     3. TRANSFER AGENT

     PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $1,636,736 in transfer agent fees payable to PSC at June 30, 2000.

     4. DISTRIBUTION PLANS

     The Fund adopted a Plan of Distribution with respect to Class A, Class B and Class C shares (Class A Plan, Class B Plan, and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. On qualifying investments made prior to August 19, 1991, the Class A Plan provides for reimbursement of such expenditures in an amount not to exceed 0.15%. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $1,914,353 in distribution fees payable to PFD at June 30, 2000.

     In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the six months ended June 30, 2000, CDSCs in the amount of $1,392,892 were paid to PFD.

     PIONEER FUND

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

     5. EXPENSE OFFSETS

     The Fund has entered into certain directed brokerage and expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended June 30, 2000, the Fund's expenses were reduced by $628,733 under such arrangements.

     6. LINE OF CREDIT FACILITY

     The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the six months ended June 30, 2000, the Fund had no borrowings under this agreement.

     7. AFFILIATED COMPANIES

     The Fund's investments in certain companies exceed 5% of the outstanding voting stock. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund as of June 30, 2000:

-------------------------------------------------------------------------------
                                                   DIVIDEND
AFFILIATES                   PURCHASES    SALES     INCOME     VALUE

John Wiley & Sons, Inc.          -          -      $124,505   $78,624,000

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     RETIREMENT PLANS FROM PIONEER
-------------------------------------------------------------------------------

    Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176

    INDIVIDUAL RETIREMENT ACCOUNT (IRA)
    An IRA is a tax-favored account that allows anyone under age 70 with earned income to contribute up to $2,000 annually. Spouses may contribute up to $2,000 annually into a separate IRA, for a total of $4,000 per year for a married couple. Earnings are tax-deferred, and contributions may be tax-deductible.

    ROTH IRA
    The Roth IRA came about as part of the Taxpayer Relief Act of 1997 and became available to investors in 1998. Contributions, up to $2,000 a year, are not tax-deductible, but earnings are tax-free for qualified withdrawals.

    401(K) PLAN
    The traditional 401(k) plan allows employees to make pre-tax contributions through payroll deduction, up to $10,500 per year or 25% of pay, whichever is less. Employers may contribute.

    SIMPLE (SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES)
    IRA PLAN
    Businesses with 100 or fewer eligible employees can establish either plan; it resembles the traditional 401(k), but has no administration costs. Employees can make pre-tax contributions of up to $6,000 per year, and an employer contribution is required.

    Most retirement plan withdrawals must meet specific conditions to avoid penalties.
  32

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    403(B) PLAN
    Also known as a Tax-Sheltered Account (TSA), a 403(b) plan is available only to employees of public schools, not-for-profit hospitals and certain other tax-exempt organizations. A 403(b) plan lets employees set aside a portion of their salary, before taxes, through payroll deduction.

    SIMPLIFIED EMPLOYEE PENSION PLAN (SEP)
    SEPs let self-employed people and small-business owners make tax-deductible contributions of up to 15% of their income. Generally, employers must contribute the same percentage of pay for themselves and any eligible employees; contributions are made directly to employees' IRAs. SEPs are easy to administer and can be an especially good choice for firms with few or no employees.

    PROFIT SHARING PLAN
    Profit sharing plans offer companies considerable flexibility, allowing them to decide each year whether a contribution will be made and how much, up to 15% of each participant's pay. These plans can include provisions for loans and vesting schedules.

    AGE-WEIGHTED PROFIT SHARING PLAN
    Like traditional profit sharing plans, employer contributions are flexible, but age-weighted plans allocate contributions based on both age and salary. Age-weighted plans are designed for employers who want to maximize their own contributions while keeping contributions to employees affordable.

    MONEY PURCHASE PENSION PLAN (MPP)
    Money purchase plans are similar to profit-sharing plans, but allow for higher annual contributions - up to 25% of pay. MPPs aren't as flexible as profit sharing plans; a fixed percentage of pay must be contributed each year, determined when the plan is established. Businesses often set up both MPPs and profit sharing plans.

    Most retirement plan withdrawals must meet specific conditions to avoid penalties.
                                                                              33

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     PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
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     Your investment professional can give you additional information on
     Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.

     FACTFONE(SM)
     Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

     90-DAY REINSTATEMENT PRIVILEGE (FOR CLASS A SHARES)
     Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.

     INVESTOMATIC PLAN
     An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

     PAYROLL INVESTMENT PROGRAM (PIP)
     Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

  34
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     AUTOMATIC EXCHANGE PROGRAM
     A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

     DIRECTED DIVIDENDS
     Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

     DIRECT DEPOSIT
     Lets you move money into your bank account using electronic funds transfer (EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

     SYSTEMATIC WITHDRAWAL PLAN (SWP)
     Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

     PIONEER FUND

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     TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

      TRUSTEES                           OFFICERS
      John F. Cogan, Jr.                 John F. Cogan, Jr., Chairman and
      Mary K. Bush                       President
      Richard H. Egdahl, M.D.            David D. Tripple, Executive Vice
      Margaret B.W. Graham               President
      Marguerite A. Piret                John A. Carey, Vice President
      David D. Tripple                   Eric W. Reckard, Treasurer
      Stephen K. West                    Joseph P. Barri, Secretary
      John Winthrop

     INVESTMENT ADVISER
     Pioneer Investment Management, Inc.

     CUSTODIAN
     Brown Brothers Harriman & Co.

     PRINCIPAL UNDERWRITER
     Pioneer Funds Distributor, Inc.

     LEGAL COUNSEL
     Hale and Dorr LLP

     SHAREOWNER SERVICES AND TRANSFER AGENT
     Pioneering Services Corporation

  36
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                            THIS PAGE FOR YOUR NOTES

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    HOW TO CONTACT PIONEER
-------------------------------------------------------------------------------

   We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

   CALL US FOR:

   ACCOUNT INFORMATION, including existing accounts,
   new accounts, prospectuses, applications
   and service forms                                       1-800-225-6292

   FACTFONE(SM) for automated fund yields, prices,
   account information and transactions                    1-800-225-4321

   RETIREMENT PLANS INFORMATION                            1-800-622-0176

   TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)            1-800-225-1997

   WRITE TO US:

   Pioneering Services Corporation
   60 State Street
   Boston, Massachusetts 02109

   OUR TOLL-FREE FAX                                       1-800-225-4240

   OUR INTERNET E-MAIL ADDRESS                       ask.pioneer@piog.com

   (for general questions about Pioneer only)

   VISIT OUR WEBSITE:                                www.pioneerfunds.com

   THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT
   FUND PROSPECTUS.

   [Pioneer Logo]         PIONEER INVESTMENT MANAGEMENT, INC.   8639-00-0800
                          60 STATE STREET                       (c) PIONEER FUNDS DISTRIBUTOR, INC.
                          BOSTON, MASSACHUSETTS 02109           RECYCLE LOGO PRINTED ON
                          www.pioneerfunds.com                  RECYCLED PAPER